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[LOGO OF LINCOLN CHOICEPLUSII BONUS/SM/]

               Applicants signing in New York must use this form.

                        Lincoln ChoicePlus II Bonus/SM/
                          Variable Annuity Application

                                                          Lincoln Life & Annuity
                                                             Company of New York

                                                  Home office Syracuse, New York

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Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

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1a   Contract Owner      Maximum age of Contract Owner is 85.
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                                                           Social Security number/TIN  [ ][ ][ ]-[ ] [ ]-[ ][ ][ ][ ]
     -----------------------------------------------------
     Full legal name or trust name*


     ----------------------------------------------------- Date of birth   [ ][ ]  [ ][ ]  [ ][ ]     [ ]Male   [ ]Female
     Street address                                                         Month    Day    Year


     ----------------------------------------------------- Home telephone number   [ ][ ][ ] [ ][ ][ ]-[ ][ ][ ][ ]
     City                              State        ZIP

                                                           Date of trust*  [ ][ ] [ ][ ] [ ][ ]            Is trust revocable?*
     ------------------------------------------------------                 Month   Day   Year              [ ] Yes    [ ] No
     Trustee name*
                                                          *This information is required for trusts.

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1b   Joint Contract Owner     Maximum age of Joint Contract Owner is 85.
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                                                           Social Security number      [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]

     ---------------------------------------------------                                           [ ] Male    [ ] Female
     Full legal name                                       Date of birth  [ ][ ] [ ][ ] [ ][ ]     [ ] Spouse  [ ] Non-spouse
                                                                           Month   Day   Year


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2a   Annuitant      (If no Annuitant is specified, the Contract Owner or Joint Owner if younger, will be the Annuitant.)
                    Maximum age of Annuitant is 85.
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                                                           Social Security number      [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]


     ---------------------------------------------------
     Full legal name


     ---------------------------------------------------   Date of birth    [ ][ ] [ ][ ] [ ][ ]        [ ] Male  [ ] Female
     Street address                                                          Month   Day   Year


     ---------------------------------------------------   Home telephone number  [ ][ ][ ] [ ][ ][ ]-[ ][ ][ ][ ]
     City                              State        ZIP

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2b   Contingent Annuitant     Maximum age of Contingent Annuitant is 85.
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                                                           Social Security number   [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
     ---------------------------------------------------
     Full legal name

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3    Beneficiary(ies) Of Contract Owner (List additional beneficiaries on separate sheet.
     If listing children, use full legal names.)
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                                                                                                                               %
------------------------------------------------------------     --------------------------------   ---------------   ---------
Full legal name or trust name*   [ ]Primary    [ ]Contingent     Relationship to Contract Owner       SSN/TIN

                                                                                                                               %
------------------------------------------------------------     --------------------------------   ---------------   ---------
Full legal name or trust name*   [ ]Primary    [ ]Contingent     Relationship to Contract Owner       SSN/TIN

                                                                                                                               %
------------------------------------------------------------     --------------------------------   ---------------   ---------
Full legal name or trust name*   [ ]Primary    [ ]Contingent     Relationship to Contract Owner       SSN/TIN


--------------------------------------------------------   Date of trust*  [ ][ ] [ ][ ] [ ][ ]   Is trust revocable?*
Trustee name*                                                               Month   Day   Year     [ ] Yes    [ ]No


                                                          *This information is required for trusts.

 To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953CP-NY).

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4    Type of Lincoln ChoicePlus II/SM/ Variable Annuity Contract
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     Nonqualified: [ ] Initial Contribution   OR   [ ] 1035 Exchange
     Tax-Qualified (must complete plan type): [ ] Transfer  OR [ ] Rollover
     Plan Type (check one):  [ ] Roth IRA     [ ]Traditional IRA

Form 30070-APPNY CPIIB 5/01                            Page 1                                                          CPIIB-APPNY


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 5a  Allocation     (This section must be completed.)
--------------------------------------------------------------------------------
Initial minimum: $10,000

Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Lincoln National Money Market Fund pending instructions from the contract owner.

--------------------------------------------------------------------------------
Please allocate my contribution of:

 $                           OR  $
  -------------------------       ------------------------------
  Initial contribution            Approximate amount
                                  from previous carrier
 ------------------------------------------------------------------------------
   INTO THE FUND(S) BELOW           ---->         Use whole percentages
 ------------------------------------------------------------------------------

   ___________% Delaware VIP High Yield Series
   ___________% Delaware VIP Large Cap Value Series
   ___________% Delaware VIP REIT Series
   ___________% Delaware VIP Small Cap Value Series
   ___________% Delaware VIP Trend Series
   ___________% Delaware VIP U.S. Growth Series
   ___________% AIM V.I. Growth Fund
   ___________% AIM V.I. International Growth Fund
   ___________% AIM V.I. Premier Equity Fund
   ___________% Alliance Growth and Income Portfolio
   ___________% Alliance Premier Growth Portfolio
   ___________% Alliance Small Cap Value Portfolio
   ___________% Alliance Technology Portfolio
   ___________% AFIS Global Small Capitalization Fund
   ___________% AFIS Growth Fund
   ___________% AFIS Growth-Income Fund
   ___________% AFIS International Fund
   ___________% Fidelity VIP Contrafund Portfolio
   ___________% Fidelity VIP Equity-Income Portfolio
   ___________% Fidelity VIP Growth Portfolio
   ___________% Fidelity VIP Overseas Portfolio
   ___________% FTVIP Franklin Small Cap Fund
   ___________% FTVIP Templeton Growth Securities Fund
   ___________% Janus Aspen Aggressive Growth Portfolio
   ___________% Janus Aspen Balanced Portfolio
   ___________% Lincoln National Aggressive Growth Fund
   ___________% Lincoln National Bond Fund
   ___________% Lincoln National Capital Appreciation Fund
   ___________% Lincoln National Global Asset Allocation Fund
   ___________% Lincoln National International Fund
   ___________% Lincoln National Money Market Fund
   ___________% Lincoln National Social Awareness Fund
   ___________% MFS Capital Opportunities Series
   ___________% MFS Emerging Growth Series
   ___________% MFS Total Return Series
   ___________% MFS Utilities Series
   ___________% Neuberger Berman AMT Mid-Cap Growth Portfolio
   ___________% Neuberger Berman AMT Regency Portfolio
   ___________% Putnam VT Growth & Income Fund
   ___________% Putnam VT Health Sciences Fund
   ___________% Scudder VIT EAFE(R) Equity Index
   ___________% Scudder VIT Equity 500 Index
   ___________% Scudder VIT Small Cap Index
   ___________% 1 Year Fixed Account

              %  Total (must = 100%)
   ===========

--------------------------------------------------------------------------------
5b  Dollar Cost Averaging                     (Complete only if electing DCA.)
--------------------------------------------------------------------------------

$2,000 minimum required.
--------------------------------------------------------------------------------
   Total amount to DCA:             OR          $
                                                 -------------------
   MONTHLY amount to DCA:                       $
                                                 -------------------
 ------------------------------------------------------------------------------
   OVER THE FOLLOWING PERIOD:
                                                 -------------------
                                                     MONTHS (6-60)
 ------------------------------------------------------------------------------
   FROM THE FOLLOWING HOLDING ACCOUNT (check one):

   [ ] DCA Fixed Account

   [ ] Delaware VIP High Yield Series*              *The DCA holding account
                                                     and the DCA fund elected
   [ ] Lincoln National Money Market Fund*           cannot be the same.

   [ ] Lincoln National Bond Fund*

 ------------------------------------------------------------------------------
   INTO THE FUND(S) BELOW           ---->       Use whole percentages
 ------------------------------------------------------------------------------

   ___________% Delaware VIP High Yield Series*
   ___________% Delaware VIP Large Cap Value Series
   ___________% Delaware VIP REIT Series
   ___________% Delaware VIP Small Cap Value Series
   ___________% Delaware VIP Trend Series
   ___________% Delaware VIP U.S. Growth Series
   ___________% AIM V.I. Growth Fund
   ___________% AIM V.I. International Growth Fund
   ___________% AIM V.I. Premier Equity Fund
   ___________% Alliance Growth and Income Portfolio
   ___________% Alliance Premier Growth Portfolio
   ___________% Alliance Small Cap Value Portfolio
   ___________% Alliance Technology Portfolio
   ___________% AFIS Global Small Capitalization Fund
   ___________% AFIS Growth Fund
   ___________% AFIS Growth-Income Fund
   ___________% AFIS International Fund
   ___________% Fidelity VIP Contrafund Portfolio
   ___________% Fidelity VIP Equity-Income Portfolio
   ___________% Fidelity VIP Growth Portfolio
   ___________% Fidelity VIP Overseas Portfolio
   ___________% FTVIP Franklin Small Cap Fund
   ___________% FTVIP Templeton Growth Securities Fund
   ___________% Janus Aspen Aggressive Growth Portfolio
   ___________% Janus Aspen Balanced Portfolio
   ___________% Lincoln National Aggressive Growth Fund
   ___________% Lincoln National Bond Fund*
   ___________% Lincoln National Capital Appreciation Fund
   ___________% Lincoln National Global Asset Allocation Fund
   ___________% Lincoln National International Fund
   ___________% Lincoln National Money Market Fund*
   ___________% Lincoln National Social Awareness Fund
   ___________% MFS Capital Opportunities Series
   ___________% MFS Emerging Growth Series
   ___________% MFS Total Return Series
   ___________% MFS Utilities Series
   ___________% Neuberger Berman AMT Mid-Cap Growth Portfolio
   ___________% Neuberger Berman AMT Regency Portfolio
   ___________% Putnam VT Growth & Income Fund
   ___________% Putnam VT Health Sciences Fund
   ___________% Scudder VIT EAFE(R) Equity Index
   ___________% Scudder VIT Equity 500 Index
   ___________% Scudder VIT Small Cap Index

              %  Total (must = 100%)
   ===========
 ------------------------------------------------------------------------------
   Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.
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                                     Page 2


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5c  Cross-Reinvestment or Portfolio Rebalancing
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    To elect either of these options, please complete the Cross-Reinvestment form (28051CP2-NY) or the Portfolio Rebalancing form (28887CP2-NY).
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6   Automatic Withdrawal
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    Note: Withdrawals exceeding 10% of the greater of total contract value or premium payments per contract year may be subject to contingent deferred sales charges. Withdrawal minimum: $50 per distribution/$300 annually.

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  [ ] Please provide me with automatic withdrawals based on            [ ] Please provide me with automatic withdrawals of
      ________ % (may be between 1-10%) of the greater of total            $___________________________
      contract value or premium payments, payable as follows:      OR
                                                                       [ ] Monthly  [ ] Quarterly  [ ] Semiannually   [ ] Annually
  [ ] Monthly   [ ] Quarterly   [ ] Semiannually    [ ] Annually


  Begin withdrawals in    [ ][ ] [ ][ ]                                       Begin withdrawals in    [ ][ ] [ ][ ]
                          Month   Year                                                                 Month   Year
-----------------------------------------------------------------     -------------------------------------------------------------

Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

ELECT ONE: [ ] Do withhold taxes Amount to be withheld ________ % (must be at least 10%)
           [ ] Do not withhold taxes

PAYOUT     [ ] Direct deposit    [ ] Checking (Attach a "voided" check) OR [ ] Savings (Attach a deposit slip)

METHOD:        I/We authorize Lincoln Life & Annuity Company of New York to deposit payments to the account and financial institution identified below. Lincoln Life & Annuity Company of New York is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life & Annuity Company of New York of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing
               House Association (NACHA).


               ---------------------------------------------------------------------------------------------------------------------
               Bank name                                                                        Bank telephone number

           [ ] Send check to address of record

           [ ] Send check to the following alternate address:

               --------------------------------------------------------------------------------------------------------------------

               --------------------------------------------------------------------------------------------------------------------


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 7   Automatic Bank Draft
------------------------------------------------------------------------------------------------------------------------------------


     -------------------------------------------------------------------   ---------------------------------------------------------
     Print account holder name(s) EXACTLY as shown on bank records


     -------------------------------------------------------------------------------------------------------------------------------
     Bank name                                                                                Bank telephone number

     $
     ----------------------------------------
     Monthly amount                                  Automatic bank draft start date:   [ ][ ]   [ ][ ]   [ ][ ]
                                                                                         Month  Day(1-28)  Year


     [ ]  Checking (Attach a "voided" check) OR    [ ] Savings (Attach a deposit slip)


     I/We hereby authorize Lincoln Life & Annuity Company of New York to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life & Annuity Company of New York has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life & Annuity Company of New York and the financial institution a reasonable opportunity to act on it.

                                     Page 3


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 8   Replacement
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     Does the applicant have any existing life policies
     or annuity contracts?                                [ ] Yes         [ ] No
     Will the proposed contract replace any existing
     annuity or life insurance?                           [ ] Yes         [ ] No

     (Attach a state replacement form.)


     --------------------------------------------------------------------------
     Company name


     --------------------------------------------------------------------------
     Plan name                                                  Year issued


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9    Signatures
--------------------------------------------------------------------------------

     This annuity pays a bonus credit, has a 1.60% mortality, expense and administration charge, an 8.5% surrender charge for each premium ranging from 8.5% in the first year to 0% after nine years decreasing 1/2% after the second year, then 1% after the third year and no enhanced DCA program. We also offer other annuities that offer: 1) a 1.40% mortality, expense and administration charge, a 6% surrender charge for each premium ranging from 6% in the first year to 0% after seven years decreasing by 1% each year after the second year and an enhanced DCA program, 2) a 1.65% mortality, expense and administration charge, no surrender charge or enhanced DCA program; and 3) a 1.70% mortality, expense and administration charge, a surrender charge for each premium ranging from 6% in the first year to 0% after four years decreasing 1% each year after the first year and an enhanced DCA program. All charges and features are fully described in the contract and prospectus.

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Lincoln ChoicePlus II Bonus/SM/ and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.



     ----------------------------------------------------------------------------------------
     Signed at (city)                          State                                             Date  [ ][ ] [ ][ ] [ ][ ]
                                                                                                      Month   Day    Year
     ----------------------------------------------------------------------------------------
     Signature of Contract Owner               Joint Contract Owner (if applicable)

     ----------------------------------------------------------------------------------------
     Signed at (city)                          State                                             Date  [ ][ ] [ ][ ] [ ][ ]
                                                                                                        Month   Day    Year
     ----------------------------------------------------------------------------------------
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)


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                    FINANCIAL ADVISOR MUST COMPLETE PAGE 5.
--------------------------------------------------------------------------------

                                     Page 4


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
=======================================================================================================================
THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISOR OR SECURITIES DEALER. Please type or print.
=======================================================================================================================

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 10  Insurance in Force    Will the proposed contract replace any existing annuity or life insurance contract?
-----------------------------------------------------------------------------------------------------------------------

     ELECT ONE:  [ ] No  [ ] Yes   If yes, please list the insurance in force on the life of the proposed Contract
                                   Owner(s) and Annuitant(s):

     (Attach a state replacement form.)

                                                                                                       $
     ------------------------------------------------------------------------------------------------------------------
     Company name                                                             Year issued               Amount

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 11  Additional Remarks
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     ------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------

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 12  Dealer Information      Note: Licensing appointment with Lincoln Life & Annuity Company of New York is required for this application to be processed. If more than one representative, please indicate names and percentages in Section 11.
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     [ ] 1  [ ] 2  [ ] 3  OR  [ ] I-4Life/SM/ Advantage - complete election form
                              [ ] I-4Life/SM/ Floor - complete election form


                                                                                          [ ][ ][ ] [ ][ ][ ]-[ ][ ][ ][ ]
     -----------------------------------------------------------------------------   Registered representative's telephone number
     Registered representative's name (print as it appears on NASD licensing)

                                                                                           [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
     -----------------------------------------------------------------------------        Registered representative's SSN
     Client account number at dealer (if applicable)


     -------------------------------------------------------------------------------------------------------------------------------
     Dealer's name


     -------------------------------------------------------------------------------------------------------------------------------
     Branch address                                            City                                       State               ZIP


     -------------------------------------------------------------------------------------------------------------------------------
     Branch number                                       Registered representative number

     [ ] CHECK IF BROKER CHANGE OF ADDRESS

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13  Registered Representative's Signature
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     The representative hereby certifies that he/she witnessed the signature(s) in Section 9 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only Lincoln Life & Annuity Company of New York approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.


     -------------------------------------------------------------------------------------------------------------------------------
     Signature

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

                             Send completed application -- with a check made payable to Lincoln Life & Annuity Company of New York
                             -- to your investment dealer's home office or to:

                                                                                Express Mail:
[LINCOLN CHOICEPLUSII LOGO]
                             Lincoln Life & Annuity Company of New York         Lincoln Life & Annuity Company of New York
                             Servicing Office - P.O. Box 7866                   Attention: ChoicePlus Operations
                             Fort Wayne, IN 46801-7866                          1300 South Clinton Street
                                                                                Fort Wayne, IN 46802


                             If you have any questions regarding this application, please call Lincoln Life & Annuity Company of
                             New York at 800 826-6848.
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